                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL
                            OFFER FOR ALL OUTSTANDING
                    8-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                                 IN EXCHANGE FOR
                    8-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                                 FOODMAKER, INC.

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           THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                   TIME, ON AUGUST 26, 1998, UNLESS EXTENDED
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         The Exchange Agent is First Union National Bank, whose mailing address, facsimile number and telephone number are as follows:


      By Hand Delivery:                         By Mail or Overnight Delivery:

  First Union National Bank                       First Union National Bank
 40 Broad Street, 5th Floor                    1525 West W.T. Harris Boulevard
   New York, New York 10004                    Charlotte, North Carolina 28288
  Attention: Keith Williams                   Attention: Reorg. Dept. 3C3-NC1153


                                  By Facsimile:

                            First Union National Bank
                               Fax: (704) 590-7628
                      Confirm by Telephone: (704) 590-7408
                             Attention: Reorg. Dept.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        This Letter of Transmittal is to be completed by holders of 8-3/8% Senior Subordinated Notes Due 2008 (the "Old Notes") either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by First Union National Bank (the "Exchange Agent") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus (as defined herein).

        Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "THE EXCHANGE OFFER--Guaranteed Delivery Procedures" in the Prospectus.

         If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expenses to the tendering holder promptly following the Expiration Date (as defined in the Prospectus).

        DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

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                                     DESCRIPTION OF SECURITIES TENDERED
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
NAME AND ADDRESS OF REGISTERED HOLDER AS IT     CERTIFICATE NUMBER(S) OF           PRINCIPAL AMOUNT OF
         APPEARS ON THE OLD NOTES                 OLD NOTES TRANSMITTED           OLD NOTES TRANSMITTED
--------------------------------------------------------------------------------------------------------------

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

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice Guaranteed Delivery_________________________________

Name of Institution which Guaranteed Delivery___________________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND ANY NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

         1. The undersigned hereby agrees to exchange (the "Offer") the aggregate principal amount of privately placed 8-3/8% Senior Subordinated Notes Due 2008 (the "Old Notes") for a like principal amount of 8-3/8% Senior Subordinated Notes Due 2008 (the "New Notes") of Foodmaker, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 (the "Registration Statement") filed by the Company and its guarantor subsidiaries with the Securities and Exchange Commission and the accompanying Prospectus dated _____, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

         2. The undersigned hereby acknowledges and agrees that the New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from April 14, 1998. Accordingly, the undersigned will forgo any accrued but unpaid interest on his, her or its Old Notes that are exchanged for New Notes, but will receive any such interest under the New Notes.

         3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes for the New Notes.

         4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         5. The undersigned hereby represents and warrants that the undersigned
(i) is not an affiliate of the Company within the meaning of Rule 405 of the Securities Act of 1933, as amended (the "Securities Act"), (ii) is acquiring the New Notes in the ordinary course of the business of the undersigned, and (iii) has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the New Notes and, if the undersigned is not a broker-dealer, that the undersigned is not engaged in, and does not intend to engage in, a distribution of the New Notes.

         6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

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                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 1)

         To be completed ONLY IF the New Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above:

Issue to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

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                               (INCLUDE ZIP CODE)

Taxpayer Identification
or Social Security Number:______________________________________________________

Telephone No.:__________________________________________________________________
                               (INCLUDE AREA CODE)

Mail to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

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                               (INCLUDE ZIP CODE)

Telephone No.:__________________________________________________________________
                               (INCLUDE AREA CODE)

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                                       4

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                                    SIGNATURE


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                           (NAME OF REGISTERED HOLDER)

By:_____________________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

         (Must be signed by registered holder exactly as name appears on Certificates for Old Notes or on the register of holders of Old Notes maintained by First Union National Bank, as trustee for the Old Notes (the "Trustee"), or any person(s) authorized to become the registered holder(s) of the Old Notes by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trustee to comply with the restrictions on transfer applicable to the Old Notes). If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.)

Address:________________________________________________________________________

Telephone No.:__________________________________________________________________
                               (INCLUDE AREA CODE)

Taxpayer Identification No.:____________________________________________________

Signature Guaranteed By:________________________________________________________
                               (SEE INSTRUCTION 1)

Title:__________________________________________________________________________

Name of Institution:____________________________________________________________

Address:________________________________________________________________________

Telephone No.:__________________________________________________________________
                               (INCLUDE AREA CODE)
Date:___________________________________________________________________________

                    PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                   FORM A PART OF THIS LETTER OF TRANSMITTAL.

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                                       5

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                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the Old Notes being tendered are tendered by a registered holder who has not completed the "Special Issuance and Delivery Instructions" or (ii) the Old Notes being tendered are for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at the DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of integral multiples of $1,000.

         THE METHOD OF DELIVERY OF OLD NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED.

         3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or
(ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent on or prior to the Expiration Date, or
(iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may effect a tender if:

                  (a) The tender is made through an Eligible Institution;

                  (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) substantially in the form made available by the Company; and

                  (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Certificate(s) (or a Book-Entry Confirmation (as defined in the Prospectus)) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

         Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

         If this Letter of Transmittal or any Old Notes or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes pursuant to the Exchange Offer. If however, certificates representing New Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         6. EXCHANGE OF OLD NOTES ONLY. Only the above-described Old Notes may be exchanged for New Notes pursuant to the Exchange Offer.

         7. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of integral multiples of $1,000.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to permit the Trustee with respect to the Old Notes to register the transfer of such Old Notes into the name of the Depositor withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at the DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered on or prior to the Expiration Date by following one of the procedures described in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering."

         8. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

         Under current Federal income tax law, the holder of an Old Note (an "Old Noteholder") whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his, her or its correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to New Notes exchanged pursuant to the Offer may be subject to backup withholding.

         Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that
(1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

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
                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT                       ______________________________
                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                         Social Security Number

                                                                                                    OR

SUBSTITUTE                                                                            ______________________________
                                                                                      Employer Identification Number
                                  -----------------------------------------------------------------------------------
                                  PART 2--Certificate Under penalties of perjury, I certify that:
Form W-9
Department of the Treasury        (1)  The number shown on this form is my correct Taxpayer Identification Number (or
Internal Revenue Service               I am waiting for a number to be issued to me) and

PAYER'S REQUEST FOR               (2)  I am not subject to backup withholding  because: (a) I am exempt from backup
TAXPAYER IDENTIFICATION                withholding, (b) I have not been  notified by the Internal Revenue Service
NUMBER (TIN)                           (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                       Certification  Instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently  subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item
                                       (2).
                                  -----------------------------------------------------------------------------------
                                                                                                     Part 3
                                  SIGNATURE:________________________  DATE: _________________        Awaiting
                                                                                                     TIN
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

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART THREE OF SUBSTITUTE FORM W-9


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                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

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                Signature                                             Date

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